UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2026

DELUXE CORPORATION
(Exact name of registrant as specified in its charter)

MN	1-7945	41-0216800
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

801 S. Marquette Ave., Minneapolis, MN	55402-2807
(Address of principal executive offices)	(Zip Code)

(651) 483-7111
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	DLX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

As previously reported on a Current Report on Form 8-K filed by Deluxe Corporation (the "Company") with the U.S. Securities and Exchange Commission on July 31, 2026 (the “Original Filing”), the Company completed the previously announced acquisition of Celero Commerce. This Amendment No. 1 on Form 8-K/A amends the Original Filing to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, which were omitted from the Original Filing by Items 9.01(a)(3) and (b)(2) of Form 8-K. Except as provided herein, this Amendment No. 1 does not amend or update any other information in the Original Filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The audited consolidated financial statements of Celero Commerce for the years ended December 31, 2025 and December 31, 2024 are filed as Exhibit 99.1 hereto and incorporated herein by reference.

The unaudited consolidated financial statements of Celero Commerce as of and for the six months ended June 30, 2026 and for the six months ended June 30, 2025, together with the accompanying notes, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet and the unaudited pro forma condensed combined income statements as of and for the six months ended June 30, 2026 and the year ended December 31, 2025, together with the accompanying notes, are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of RSM US LLP
99.1	The audited consolidated financial statements of Celero Commerce for the years ended December 31, 2025 and December 31, 2024
99.2	The unaudited consolidated financial statements of Celero Commerce as of and for the six months ended June 30, 2026 and for the six months ended June 30, 2025
99.3
The unaudited pro forma condensed combined balance sheet and the unaudited pro forma condensed combined income statements as of and for the six months ended June 30, 2026 and the year ended December 31, 2025

101.INS	XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	XBRL Taxonomy Extension Schema Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document

Exhibit Number	Description
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover page interactive data file (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2026

DELUXE CORPORATION

/s/ Jeffrey L. Cotter

Jeffrey L. Cotter
Senior Vice President, Chief
Administrative Officer and
General Counsel

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